UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)      June 4, 2003
                                                    ------------------------
                                MBNA Corporation
   -------------------------------------------------------------------------
   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
   -------------------------------------------------------------------------
   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0131
   -------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      ----------------------


   -------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)













Item 5.  Other Events


On June 4, 2003, MBNA America Bank, N.A. ("MBNA America"), a wholly owned subsidiary of MBNA Corporation, completed the securitization of $500.0 million of credit card loan receivables. MBNA America, through MBNA Credit Card Master Note Trust, issued MBNAseries asset backed notes.

The MBNAseries transaction had one class of publicly traded fixed rate asset backed notes, Class A (2003-6). Class A (2003-6) consists of $500.0 million five-year 2.75% fixed rate asset backed notes that were priced at 99.85292% to yield 2.798%.

MBNA America retained ownership of the credit card accounts, which generated the receivables and will act as servicing agent for the Class A (2003-6) notes.








































                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                    MBNA CORPORATION


Date: June 4, 2003                       By: /s/    Vernon H.C. Wright
                                             -------------------------------
                                                    Vernon H.C. Wright
                                                  Chief Financial Officer